UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2023

FATE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36076	65-1311552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12278 Scripps Summit Drive
San Diego, California		92131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 875-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	FATE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the Annual Meeting held on June 6, 2023:

(i) The election of three Class I Directors, as nominated by the Board of Directors, to hold office until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023; and

(iii) A non-binding advisory vote to approve the compensation of the Company’s named executive officers as set forth in the Proxy Statement.

The proposals are described in detail in the Proxy Statement.

The number of shares of common stock entitled to vote at the Annual Meeting was 98,209,751. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 86,949,635. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a) Election of Class I Directors.

Director Nominee	For	Withheld	Broker Non-Votes
Robert S. Epstein, M.D., M.S.	74,088,457	2,649,426	10,211,752
John D. Mendlein, Ph.D., J.D.	65,801,671	10,936,212	10,211,752
Karin Jooss, Ph.D.	74,481,093	2,256,790	10,211,752

(b) Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
85,534,350	197,464	1,217,821	—

(c) Non-binding Advisory Vote on Compensation of Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
73,720,442	2,955,503	61,938	10,211,752

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATE THERAPEUTICS, INC.

Date:	June 9, 2023	By:	/s/ J. Scott Wolchko
J. Scott Wolchko President and Chief Executive Officer